Loan Numbers:

717610613
717610637
717610647

SECOND AMENDMENT TO LOAN AGREEMENT

THIS    SECOND AMENDMENT TO LOAN AGREEMENT(the “Second
Amendment”) is made and entered into as of the 4th day of September, 2014 (the “Second Amendment Effective Date”), by and among 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and 734 HARVEST, LLC, a Florida limited liability company, being collectively referred to as the “Borrower” (and unless otherwise provided the term “Borrower” shall apply to each of said five limited liability companies both separately and collectively), jointly and severally, all having an office and place of business at 181 Highway 630 East, Frostproof, Florida 33843 and PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, having an office and place of business at 801 Warrenville Road, Suite 150, Lisle, Illinois 60532-1357 (referred to herein as the “Lender”).

WITNESSETH:

WHEREAS, Borrower executed in favor of Lender that certain Promissory Note A in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) dated December 31, 2012 (“Note A”, and the loan evidenced thereby is known as Loan 717610613 and is referred to as “Loan A”), that certain Promissory Note B in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) dated December 31, 2012 (“Note B”, and the loan evidenced thereby is known as Loan 717610637 and is referred to as “Loan B” and Note A and Note B are collectively herein referred to as “Notes A and B” with Loan A and Loan B herein referred to as “Loans A and B”), and a Promissory Note C in the face amount of Five Million Dollars ($5,000,000.00) which was never disbursed, was heretofore cancelled and is no longer in force and effect;

WHEREAS, in connection with the execution and delivery of Notes A and B, Borrower and Lender executed that certain Loan Agreement dated December 31, 2012 (the “2012 Original Loan Agreement”);

WHEREAS, Borrower executed, in seven counterparts, in favor of Lender, that certain Mortgage and Security Agreement dated December 31, 2012, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2431, in the Public Records of Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument Number 201325000089, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1833, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1500, in the Public Records of Highlands,

County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1255, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 689, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0130, in the Public Records of Polk County, Florida, encumbering property located in said counties securing Notes A and B (the “2012 Original Security Instrument”);

WHEREAS, Borrower executed, in seven counterparts, in favor of Lender, that certain Assignment of Leases and Rents dated December 31, 2012, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2510, in the Public Records of Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument Number 201325000090, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1912, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1579, in the Public Records of Highlands, County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1334, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 768, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0209, in the Public Records of Polk County, Florida, encumbering property located in said counties securing Notes A and B (the “2012 Original Assignment of Leases and Rents”);

WHEREAS, in connection with the execution and delivery of Notes A and B, the 2012 Original Security Instrument, the 2012 Original Assignment of Leases and Rents, and the 2012 Original Loan Agreement, Borrower executed in favor of Lender and/or Borrower and Lender entered into certain other loan documents pertaining to Loan A and B (said loan documents are collectively referred to as the “2012 Loan Documents”);

WHEREAS, on March 26, 2013, Borrower executed in favor of Lender a Future Advance Promissory Note D in the face amount of up to Six Million and No/100 Dollars ($6,000,000.00) evidencing a loan known as Loan 717610647 (referred to herein as “Note D”, and the revolving loan evidenced thereby being referred to as “Loan D”); Borrower and Lender executed a First Amendment to Loan Agreement (the “First Amendment to Loan Agreement” with the 2012 Original Loan Agreement as amended thereby being referred to as the “2013 Loan Agreement”); Borrower and Lender executed a Modification of Mortgage and Security Agreement and Modification of Other Loan Documents dated March 26, 2013 (the “2013 Modification”), in seven counterparts, one of which was recorded on March 27, 2013 in Official Records Book 4901, Page 545, the Public Records of Collier County, Florida, recorded on March 27, 2013 as Instrument 201325001828, Public Records of Hardee County, Florida, on March 27, 2013 in Official Records Book 860, Page 400, Public Records of Hendry County, Florida, on March 27, 2013 in Official Records Book 2371, Page 1945 Public Records of Highlands County, Florida, on March 27, 2013 in Official Records Book 2639, Page 11743 Public Records of Martin County, Florida, on March 27, 2013 in Official Records Book 4417, Page 2860 Public Records of Osceola County, Florida and on March 27, 2013 in Official Records Book 8917, Page 377 Public Records of Polk County, Florida; and Borrower executed in favor of Lender and/or Borrower and Lender entered into certain other loan documents of even date therewith (Note D, the First Amendment to Loan Agreement, the 2013 Modification, and such other loan documents related to the foregoing are herein collectively referred to as the “2013 Loan Documents” and the 2012 Original Security Instrument, as modified by the 2013 Modification, is referred to as the “2013 Original Security Instrument”, the 2012 Original Assignment of Leases and Rents as modified by the 2013 Modification is referred to as the “2013 Assignment of Leases and Rents”, and the 2012 Loan Documents as modified by the 2013 Loan Documents are referred to as the “Loan A, B and D Existing Loan Documents”);

WHEREAS, on even date herewith, Borrower has executed in favor of Lender a Promissory Note E in the face amount of up to Five Million Five Hundred Thousand and No/100 Dollars ($5,500,000.00) evidencing a loan known as Loan 717610897 (referred to herein as “Note E”, and the loan evidenced thereby being referred to as “Loan E”); Borrower has executed in favor of Lender a Promissory Note F in the face amount of up to Five Million Five Hundred Thousand and No/100 Dollars ($5,500,000.00) evidencing a loan known as Loan 717610898 (referred to herein as “Note F”, and the loan evidenced thereby being referred to as “Loan F”); Borrower has executed in favor of Lender a Mortgage and Security Agreement securing Loan E and Loan F and cross-collateralized with the Loans A and B Loan Documents and with the Loan D Loan Documents, which instrument is to be recorded in the Public Records of Charlotte County, Florida (the “2014 Charlotte County Security Instrument); Borrower has executed in favor of Lender an Assignment of Leases and Rents securing Loan E and Loan F and cross- collateralized with the Loans A and B Loan Documents and with the Loan D Loan Documents, which instrument is to be recorded in the Public Records of Charlotte County, Florida (the “2014 Charlotte County Assignment of Leases and Rents”); Borrower and Lender have entered into a Loan E and Loan F Loan Agreement (the “Loans E and F Loan Agreement”), and Borrower has executed in favor of Lender and/or Borrower and Lender have entered into certain other loan documents of even date therewith pertaining to Loan E and Loan F (Note E, Note F, this Second Amendment, the 2014 Charlotte County Security Instrument, the 2014 Charlotte County Assignment of Leases and Rents, the Loans E and F Loan Agreement, any guarantees as to Loan E and Loan F, and said other loan documents are collectively referred to as the “Loans E and F Loan Documents”);

WHEREAS, on even date herewith, Borrower and Lender have entered into a 2014 Modification of Mortgage and Security Agreement and Modification of Other Loan Documents between Borrower and Lender (the “2014 Modification”), in seven counterparts, one of which is to be recorded in the Public Records of Collier, Hardee, Hendry, Highlands, Martin, Osceola and Polk counties, Florida modifying the Loan A, B and D Existing Loan Documents to cross-default and cross-collateralized the same with the Loans E and F Loan Documents; and

WHEREAS, the parties desire to modify and amend the 2013 Loan Agreement to reflect the changes the parties have agreed upon as a result of the addition of Loan E and Loan F, all as provided herein.

IN CONSIDERATION OF the foregoing facts and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants and agreements contained in this Second Amendment, the Borrower and the Lender agree that the 2013 Loan Agreement is hereby modified and amended as follows:

1.Modification of Definitions. Article I of the 2013 Loan Agreement is hereby amended as of, from and after the Second Amendment Effective Date, by adding the defined terms in this Second Amendment as defined terms therein and by amending and restating any of the following defined terms to the extent such terms are already defined in the 2013 Loan Agreement as follows:

(a)“Agreement” shall mean the 2013 Loan Agreement as modified by the Second Amendment and all other subsequent permitted amendments, supplements, and modifications thereof, including all exhibits and schedules.

(b)“Assignment of Leases and Rents” shall mean the 2013 Assignment of Leases and Rents as modified by the 2014 Modification as affected by any and all partial releases therefrom heretofore executed by Lender and recorded in the Public Records of the county in which the released parcels are located, and all other subsequent permitted amendments, supplements, modifications thereof and partial releases therefrom executed by Lender and recorded in the Public Records of the county in which the released parcel or parcels are located.

(c)“Loan Documents” shall mean the 2013 Loan Documents as modified by the 2014 Modification and the 2013 Loan Agreement as modified herein.

(d)“Premises” shall have the meaning ascribed thereto in the Security Instrument.

(e)“Principal Place of Business” shall mean the principal place of business and the headquarters of the Borrower at which place all of Borrower’s records are kept and which currently is located at 181 Highway 630 East, Frostproof, Florida 35843.

(f)“Second Amendment” shall mean this Second Amendment to Loan Agreement between Borrower and Lender dated as of the Second Amendment Effective Date.

(g)“Second Amendment Effective Date” shall mean the date hereof.

(h)“Security Instrument” shall mean the 2013 Original Security Instrument as modified by the 2014 Modification together as affected by any and all partial releases therefrom heretofore executed by Lender and recorded in the Public Records of the county in which the released parcels are located, and all other subsequent permitted amendments, supplements, modifications thereof and partial releases therefrom executed by Lender and recorded in the Public Records of the county in which the released parcel or parcels are located.

2.Addition of Section 2.7 Cross-Default/Cross-Collateralization on a Pari Passu Basis. Article II of the 2013 Loan Agreement is hereby modified as of, from and after the Second Amendment Effective Date to add a new Section 2.7 to read as follows: “Section 2.7 Cross- Default/Cross Collateralization on a Pari Passu Basis. A default under (i) any of Note A, Note B, Note D, Note E, or Note F, after the expiration of any applicable grace and notice periods, shall be a default under each and every one of said notes and (ii) a default under any of the Loan Documents or under any of the Loans E and F Loan Documents, after the expiration of any applicable grace and notice periods, shall be a default under each and every one of said documents. The lien and security interests of the Security Instrument, the Assignment of Leases and Rents, the Loan Documents and the Collateral encumbered thereby, shall also secure the obligations of Borrower under Note E, Note F and the other Loans E and F Loan Documents on a pari passu basis. The lien and security interests of the 2014 Charlotte County Security Instrument, the 2014 Charlotte County Assignment of Leases and Rents, the other Loans E and F Loan Documents and the Collateral encumbered thereby, shall also secure the obligations of Borrower under Note A, Note B, Note D and the Loan Documents on a pari passu basis. “A pari passu basis”, as used herein, shall mean that such liens and security interests shall be apportioned among Loan A, Loan B, Loan D, Loan E and Loan F by using a percentage for each of Loan A, Loan B, Loan D, Loan E and Loan F calculated by dividing (x) the sum owing under the subject loan by (y) the total of all sums owing under all of said loans together, as such sums change from time to time. No present and/or future holder of such loans shall be entitled to make any future advances or modifications to any of such loans except with the advance written consent of all the holders of all of said loans at the time thereof. Each holder of such loans shall, at the request of the other, from time to time, execute record and file such documents reasonably necessary to carry out the foregoing provisions and/or to perfect such lien and security interests on the foregoing basis.”

3.Modification of Section 9.3. Section 9.3 of the 2013 Loan Agreement is modified to delete “Reference Loan Numbers: 717610613, 717610637, 717610638 and 717610647” from the Lender notice and the two related “With copy to” blocks and replace it with “Reference Loan Numbers: 717610613, 717610637 and 717610647”.

4.Article III Representations and Warranties. Borrower hereby remakes the representations of Borrower in the 2013 Loan Agreement as of the Second Amendment Effective Date.

5.No Novation. This is not a novation and the 2013 Loan Documents, and all their terms, covenants, conditions, agreements and stipulations shall remain in full force and effect, except as modified by the 2014 Modification and herein.

6.No Impairment. Nothing herein contained invalidates or impairs or shall invalidate any or impair security now held by Lender for said debt, nor impair nor release any covenants, conditions, agreements, or stipulations in said 2013 Loan Documents, and the same, except as modified by the 2014 Modification and herein shall continue in full force and effect and Borrower, and each of them, jointly and severally further covenant and agree to perform, comply with and abide by each and every of the covenants, agreements, conditions and stipulations of the said 2013 Loan Documents as modified by the 2014 Modification and herein.

7.Release of Defenses, Counterclaims and Offsets. Borrower and each of them hereby agree and confirm that, as of the date hereof, neither (i) Loans A and B, Loan D, Loan E and Loan F, (ii) the 2013 Loan Documents and the Loans E and F Loan Documents, (iii) the servicing of Loans A and B, Loan D, Loan E and Loan F nor (iv) this transaction, is subject to any defenses, set-offs or counterclaims whatsoever, and, any existing, are hereby waived.

8.Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Florida (without reference to conflicts or choice of law principles).

9.Successors and Assigns Joint and Several Liability. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, assigns, and legal representatives.

10.Attorney’s Fees. The prevailing party in any litigation brought to enforce the provisions of this Second Amendment shall be entitled to recover from the other party its reasonable costs and expenses, including attorneys’ fees, whether at trial or on appeal, in mediation, bankruptcy, insolvency proceedings or other proceedings.

11.Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

12.JURY TRIAL WAIVER. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE EXISTING LOAN AGREEMENT, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed, sealed and delivered, as applicable, by their duly authorized officers as of the Second Amendment Effective Date first set forth above.

[SIGNATURE AND NOTARY BLOCKS FOLLOW]

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

As: Clayton G. Wilson, Chief Executive Officer

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Thomas B. Powers
(Signed Name)

Its: Thomas Brian Powers, Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Jerry L. Brewer
(Signed Name)

Its: Jerry L. Brewer, Manager

"LENDER"

PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Florida limited liability company

By: /s/ Robert E. Lassites III
(Signed Name)

Its: Robert E. Lassites III, Vice President

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, as the Chief Executive Officer of 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 28th day of August, 2014.

/s/ David A. Miller
Signature of Notary Public)

David A. Miller
(Printed Name of Notary Public)

My commission expires:     06/04/17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Thomas Brian Powers, the manager of 734 LMC GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 28th day of August, 2014.

/s/ David A. Miller
Signature of Notary Public)

David A. Miller
(Printed Name of Notary Public)

My commission expires:     06/04/17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manager of 734 CO-OP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 28th day of August, 2014.

/s/ David A. Miller
Signature of Notary Public)

David A. Miller
(Printed Name of Notary Public)

My commission expires:     06/04/17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manager of 734 BLP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 28th day of August, 2014.

/s/ David A. Miller
Signature of Notary Public)

David A. Miller
(Printed Name of Notary Public)

My commission expires:     06/04/17

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Jerry L. Brewer, the manager of 734 HARVEST, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 28th day of August, 2014.

/s/ David A. Miller
Signature of Notary Public)

David A. Miller
(Printed Name of Notary Public)

My commission expires:     06/04/17

STATE OF FLORIDA
S.S.
COUNTY OF ORANGE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Robert E. Lassites III, the Vice President of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, Delaware limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 28th day of August, 2014.

/s/ Diane M. Barnett
Signature of Notary Public)

Diane M. Barnett
(Printed Name of Notary Public)

My commission expires:     03/08/16